SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              July 20, 2004
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                            VIRAGE LOGIC CORPORATION
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               (Exact name of registrant as specified in Charter)

               Delaware                  000-31089                77-0416232
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     (State or Other Jurisdiction     (Commission File           (IRS Employer
           of Incorporation)               Number)           Identification No.)

47100 Bayside Parkway, Fremont, CA                                     94538
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (510) 360-8000
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(Former Name or Former Address, if Changed Since Last Report)





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Item 12. Results of Operations and Financial Condition.
On July 20, 2004, Virage Logic Corporation issued a press release announcing its financial results for the three months ended June 30, 2004. A copy of such release is attached hereto as Exhibit 99.1. Limitation on Incorporation by Reference In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  July 20, 2004         VIRAGE LOGIC CORPORATION

                             By:      /s/ MICHAEL SEIFERT
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                                      Michael Seifert, Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit
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99.1     Press Release dated July 20, 2004 of Virage Logic Corporation


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